UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 10, 2014

Post Holdings, Inc.
(Exact name of registrant as specified in its charter)

Missouri	1-35305	45-3355106
(State of Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)
2503 S. Hanley Road
St. Louis, Missouri 63144
(Address, including Zip Code, of Principal Executive Offices)
Registrant’s telephone number, including area code: (314) 644-7600
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events.

Post Holdings, Inc. (the “Company”) is filing this Current Report on Form 8-K to provide certain pro forma financial information. As previously disclosed in its Current Report on Form 8-K filed on January 2, 2014, on January 1, 2014, the Company completed its previously announced acquisition of all of the stock of Agricore United Holdings Inc. from Viterra Inc. (the “Acquisition”).

Filed as Exhibit 99.1 hereto, and incorporated herein by reference, are the unaudited pro forma condensed consolidated financial information, and notes related thereto, for the year ended September 30, 2013 and the three months ended December 31, 2013, giving effect to the Acquisition.

Item 9.01.    Financial Statements and Exhibits.

(b) Pro Forma Financial Information.
The following unaudited pro forma condensed consolidated financial information of the Company, giving effect to the Acquisition, is included in Exhibit 99.1 hereto:

•	Unaudited Pro Forma Condensed Consolidated Balance Sheet as of December 31, 2013;

•	Unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended September 30, 2013;

•	Unaudited Pro Forma Condensed Consolidated Statement of Operations for the three months ended December 31, 2013; and

•	Notes to Unaudited Pro Forma Condensed Consolidated Financial Information.

(d) Exhibits
See Exhibit Index

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 10, 2014	Post Holdings, Inc.
(Registrant)

	By:	/s/ Robert V. Vitale
Name: Robert V. Vitale
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Unaudited Pro Forma Condensed Consolidated Financial Information

4